UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 4, 2003



                             Network Appliance, Inc.
             (Exact name of Registrant as specified in its charter)

             Delaware                    0-27130                77-0307520
 (State or other jurisdiction of       (Commission           (I.R.S. Employer
  incorporation or organization)       File Number)       Identification Number)

                               495 East Java Drive
                               Sunnyvale, CA 94089
               (Address of principal executive offices) (Zip Code)

                                 (408) 822-6000
              (Registrant's telephone number, including area code)



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   Item 5.    Other Events.

      On November 4, 2003, Network Appliance, Inc. issued a press release announcing the acquisition of Spinnaker Networks. The press release, attached hereto as Exhibit 99.1, is being furnished on this Form 8-K.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


November 4, 2003                         By:    /s/  Steven Gomo
                                             ---------------------
                                                 Steven J. Gomo
                                                 Chief Financial Officer

                                Index to Exhibits

Exhibit   Description
-------   -----------
  99.1    Press release of Network Appliance, Inc. issued on November 4, 2003.